Nasdaq: PEBO                                                                          April 12, 2007
Welcome to our …
Annual Shareholders Meeting

Today’s agenda
•
Updated profile of Peoples Bancorp.
•
2006 in review.
•
  “Working Together”: Universal Financial Services.
•
 Strategies and future outlook.
•
 Q&A session.

Disclaimer
Please note and understand that commentary in this presentation may contain projections or other forward-looking statements regarding future events or Peoples Bancorp’s (“Peoples”) future financial performance. These statements are based on management’s current expectations. The statements in this presentation which are not historical fact are forward looking statements that involve a number of risks and uncertainties, including, but not limited to, the interest rate environment; the effect of federal and/or state banking, insurance, and tax regulations; the effect of technological changes; the effect of economic conditions; the impact of competitive products and pricing; and other risks detailed in Peoples’ Securities and Exchange Commission filings.  Although management believes that the expectations in these forward-looking statements are based on reasonable assumptions within the bounds of management's knowledge of Peoples’ business and operations, it is possible that actual results may differ materially from these projections.  Peoples disclaims any responsibility to update these forward-looking statements.

Management change
Earlier this week …
•
Chief Financial Officer and Treasurer Donald J. Landers resigned his position.
•
Carol A. Schneeberger, Executive Vice President of Operations, has been named interim CFO and Treasurer.
–
Nearly 30 years experience and active member of key financial committees at Peoples Bancorp.
–
Search for permanent CFO to begin in the near-term.

Office Locations

OH
WV
KY
Westerville
Columbus
Cambridge
Flushing
Quaker City
Byesville
Baltimore
Carroll
Lancaster
Caldwell
McConnelsville
Steelton
New Martinsville
OHIO
Lowell
Lower Salem
Marietta
Reno
Nelsonville
Athens
The Plains
Belpre
Vienna
Parkersburg
Rutland
Pomeroy
Middleport
WEST VIRGINIA
Gallipolis
Point Pleasant
Greenup
Russell
Ashland
KENTUCKY
Summit
Huntington
Charleston
Grayson

PEBO at a glance
Banking
Investments
Insurance
e-Banking
Assets: $1.9 billion
Associates: 580
Locations: 48
ATMs: 37
130,000 customers

2006
in
review

EPS
DPS
Stock Price
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$35
$30
$25
$20
$15
$10
$5
$0
2001
2002
2003
2004
2005
2006

Earnings and dividend growth
All data adjusted for stock splits and dividends.
$2.01
$0.83
$29.70
$15.89
$1.47
$0.49
EPS CAGR =   6%
DPS CAGR = 11% (41 consecutive annual increases)

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
CAGR of 11%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Dividends since 1990
All data adjusted for stock splits and dividends.
$0.83
$0.15

2006 Performance Ratios
	Peoples Bancorp Inc.	Midwest Peer Median (1)
1 Yr EPS Growth	3.6%	4.7%
Return on Assets	1.15%	1.01%
Return on Equity	11.33%	12.56%
Return on Tangible Equity	18.87%	15.71%
Efficiency Ratio (2)	57.51%	62.57%
(1)  Publicly traded financial companies in Midwest US with $1 to $5 billion in assets.  Source:  SNL Securities.
(2)  Lower number reflects better performance.

Peoples Bancorp

4.17%
3.52%
3.39%
3.32%
3.29%
2002
2003
2004
2005
2006

Net interest margin

Peoples Bancorp

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2002
1M
3M
6M
1Y
2Y
3Y
5Y
7Y
10Y
20Y
30Y

US Treasury yield curve

Peoples Bancorp

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2002
2004
1M
3M
6M
1Y
2Y
3Y
5Y
7Y
10Y
20Y
30Y

US Treasury yield curve

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2006
2002
2004
1M
3M
6M
1Y
2Y
3Y
5Y
7Y
10Y
20Y
30Y

US Treasury yield curve

2007
2006
2002
2004
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1M
3M
6M
1Y
2Y
3Y
5Y
7Y
10Y
20Y
30Y

US Treasury yield curve

Peoples Bancorp

$30
$20
$10
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$15
$18
$25
$29
$30
29%
26%
38%
44%
45%
2002
2003
2004
2005
2006
Non-Interest Income
Percentage from Insurance/Investment Revenue

Non-interest income
($ in millions)

Peoples Bancorp

$1,500
$1,250
$1,000
$750
$500
$250
$0
11% CAGR
$773
$850
$14
$915
$76
$1,023
$106
$1,073
$144
$1,133
$163
2001
2002
2003
2004
2005
2006
Total Loans on Balance Sheet
Real Estate Loans being Serviced

$773
(in millions)
Loan growth
(in millions)
$1,296

Loan quality
	Peoples Bancorp Inc. 2006	Midwest Peer Group Median 2006	Peoples Bancorp Inc. Last 5 Year Average
Net Loan Chargeoffs to Average Loans	0.29%	0.18%	0.24%
Nonperforming Loans to Total Loans	0.88%	0.67%	0.75%
Allowance for Loan Losses to Total Loans	1.28%	1.11%	1.44%

Peoples Bancorp

$1,250
$1,000
$750
$500
$250
$0
6% CAGR
$96
$718
$116
$830
$134
$885
$153
$887
$163
$885
$171
$933
2001
2002
2003
2004
2005
2006
Interest-Bearing Deposits
Non-interest Bearing Deposits

Customer deposit growth
$814
$1,104
($ in millions, excludes brokered CD’s)
+5%

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Boulder Pack Stool

“Freedom Force”
•
Targeted marketing campaign designed to attract new
customers.
•
13% increase in checking account sales over previous year.
“Remote Deposit Capture”
•
Technology that makes banking easier for businesses.
•
Allows us to gather deposits in areas with fewer
branches.

Summary Financial Data
($000)	At or For December 31, 2006	At or For December 31, 2005	Variance
Total Assets	$1,875,000	$1,855,000	+ 1%
Total Loans	$1,132,000	$1,072,000	+ 6%
Allowance for Loan Losses	$14,509	$14,720	- 1%
Total Deposits (1)	$1,104,000	$1,048,000	+ 5%
Total Revenues	$84,342	$81,473	+ 4%
Net Interest Income	$53,217	$52,306	+ 2%
Non-Interest Income	$31,125	$29,167	+ 7%
Provision for Loan Losses	$3,622	$2,028	+ 79%
Non-Interest Expense	$51,297	$51,342	Flat
Net Income	$21,558	$20,499	+ 5%
(1)  Excludes brokered CD’s.

Barengo
Insurance Agency
a division of Peoples Insurance Agency, Inc.

Peoples Insurance
a subsidiary of Peoples Bank

Peoples Bank®

Putnam
The Putnam Agency
a division of Peoples Insurance Agency, Inc.

Peoples Financial Advisors
investment services. insurance. innovation.

Working
Together:
We're
Better !

Peoples Bank

WE'LL GET YOU
HOME!
THE HOME LOAN TEAM
Peoples Bank

Bank 7 days a week

Peoples Bank

Located in

WAL-MART

New Martinsville

–
E-Banking capabilities
–
Full-service offices
–
Loan production office in Westerville, OH

Comprehensive
commercial and
consumer
banking
products

Peoples Financial Advisors

investment services. insurance. innovation.

Friendship "The only way to have a friend is to be one."

Dan Coffill
Financial Advisor, RJFS
(304) 675-4480

Securities & Investment Advisory Services offered through:
RAYMOND JAMES
FINANCIAL SERVICES, INC.

Peoples Financial Advisors
investment services. insurance. innovation.

Peoples Financial Advisors build friendships one investment at a time! We listen, then choose the best investment options to meet your needs. Call us today and discover why we are leaders in planning for life!

•
Assets under management                       $845 million
–
Services                                                       $735 million
•
Trusts and Estates
•
Investment Management
•
Employee Benefit Plans
–
Brokerage (Raymond James)                    $110 million

Peoples Insurance

a subsidiary of Peoples Bank

Putnam

The Putnam Agency

a division of Peoples Insurance Agency, Inc.

Barengo

Insurance Agency

a division of Peoples Insurance Agency, Inc.

•
2006 property and casualty revenues:  $7.8 million.
–
Primarily commercial lines, with some personal lines, life, and health insurance.
–
Over 40 licensed producers.
–
Opportunity for continued integration of customer relationships.

Business, Home &
Personal Loans.
We Can Help.
Peoples
Bank
* Subject to credit approval

Our strategies and
future outlook …

“Take care of our customers”
•
Have size and scope to offer universal financial services.
•
Be small enough to maintain fast, friendly community minded approach.
•
Build lasting relationships with our customers.
•
Win with our people.
–
Be a good teammate.
•
To each other.
•
To our communities.

Community Reinvestment Act Performance Evaluation
Peoples Bancorp associates volunteered over 25,000
hours to local charities and community events
Peoples Bank Earned a CRA rating of
Outstanding

Our strategies
•
Focus on customers first.
•
Build lasting relationships by anticipating and meeting their needs.
•
Work together as a true team across all product lines to leverage our “universal” financial services offering.
•
Continue technology enhancements that make it easier for customers to do business with us.
•
Expand in economically vibrant markets.

Great People.
Great New Location.
Visit us at our new
West Fair Avenue Office.
Peoples
Bank
Member
FDIC

Lancaster, OH expansion
2Q 2007

Peoples Bancorp

Delaware
Westerville
Columbus
Cambridge
Flushing
Quaker City
Byesville
Baltimore
Lancaster
Caldwell
PA.
McConnelsville
Steelton
New Martinsville
OHIO
Chesterhill
Lowell
Lower Salem
Nelsonville
Marietta
Reno
The Plains
Athens
Belpre
Vienna
Parkersburg
Rutland
Pomeroy
Middleport
WEST VIRGINIA
Point Pleasant
South Shore
Gallipolis
Greenup
Russell
Ashland
KENTUCKY
Huntington
Charleston
Grayson

2006 Merger & Acquisition Activity
•
Opened de novo full-service office with ATM in Lancaster, OH
•
Acquired full-service office in Carroll, OH
•
Sold Chesterhill, OH & South Shore, KY offices.

Peoples Bank breaks ground at 1st Street

By JEAN TARBETT HARDMAN
The Herald-Dispatch
jean@herald-dispatch.com

HUNTINGTON — On a bitterly cold, even snowy April morning, Peoples Bank and local business representatives broke ground Thursday on the bank's second Huntington location.

It is located at the corner of 1st Street and 5th Avenue and is a ... investment for Peo- ... 48 locations ... and insurance, business banking, and personal and business financial investments, as well as traditional consumer banking.

The city's first Peoples bank was established in 1999 at 1126 20th St. and "has been able to grow and prosper in Huntington over the past few years, especially in the commercial sector," Peoples President and CEO Mark Bradley said in a prepared statement.

"We look forward to further ...pansion of our client base ...viding our custom- ...ave all their financial needs taken care of in one place."

The bank expects to open in October. It was designed by Edward Tucker Architecture and will be built by Early Construction Co.

The project shows confidence in the community and its economy, said Mark Bugher, president and CEO of the Huntington Regional Chamber of Commerce.

"It's a sign of growth, and we appreciate the investment of Peoples Bank here in this community," Bugher said.

-
 Full Service
Office with
Drive-Thru and
ATM
-
 Expected
opening in
October 2007
-
 Will be 2nd office
in Huntington
Huntington, WV expansion

Some challenges
•
Flat to inverted yield curve.
–
When will it change?
•
Economic conditions.
–
If economy slows, will loan quality be OK?
•
Competition for deposits.
–
Interest rate environment and “thirst” for funding
sources at an all time high.
•
Increasing regulatory burden.
–
Now more than ever . . .

1 Year
04/11/07
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106
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90
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82
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
Feb
Mar
Apr
EDGAR Online
PEBO
SPX

PEBO stock price vs. S&P 100 in last 12 months
PEBO
S&P 500
YTD PEBO – down 12.9%
YTD Midwest Peer Median – down 9.7%

$3,500
$2,500
$1,500
$500
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07

Measures PEBO investment on 3/31/1997 through 3/31/2007.
Assumes quarterly dividend reinvestment.
10.1%
Compound Average
Annual Return
$2,617
5-year CAGR = 7.7%
20-year CAGR = 14.5%
10-year total shareholder return

Our strengths
•
Diversified revenue streams.
–
Our product offerings make us truly a “full-service”
company ... Unique for our size.
•
Proven track record of revenue growth.
•
Core competency of growth through acquisition.
•
Consistent dividend increases.
–
41 consecutive years.

DISCUSSION
Mark Bradley, President and Chief Executive Officer
Thank you for your attendance and support !